UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): March 16, 2006

                          American United Global, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                  000-19404                    95-4359228
(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)               Identification No.)

                108 Village Square, # 327 Somers, New York 10589
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 425-869-7410

                                   Copies to:
                            Richard A. Friedman, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02         Unregistered Sales of Equity Securities

Kraft Rt. Agreement

On August 9, 2005, American United Global, Inc. (the "Company") entered into a Share Purchase Agreement (the "Agreement") with Kraft Rt., a Hungarian corporation, and the shareholders of Kraft Rt. (the "Sellers"). Pursuant to the Agreement, the Company agreed to acquire and, the Sellers agreed to sell, 100% of the Seller's interest in Kraft Rt. On January 30, 2006, the Agreement expired pursuant to its own terms.

On March 16, 2006, the Company entered into a Securities Purchase Agreement with Zoltan Kiss and Dr. Laszlo Farkas, two shareholders of Kraft Rt. that together own 47.5% of the equity interest in Kraft Rt. In addition, on March 20, 2006, the Company entered into a Securities Purchase Agreement with Nagyezsda Kiss, Joseph Gregory Kiss, Maria Gabriella Kiss and Gyula Winkler, four shareholders of Kraft Rt. that together own 38% of the equity interest in Kraft Rt. As a result, the Company has entered into agreements to acquire 85.5% of the equity interest of Kraft Rt. In consideration for the sellers' interest in Kraft Rt., the Company shall issue the sellers an aggregate of 85,500 shares of Series B-4 Preferred Stock of the Company (the "Preferred Shares"). The Preferred Shares are each automatically convertible into 350 shares of common stock upon the Company increasing its authorized shares of common stock and, prior to such conversion, the Preferred Shares will have the same voting rights of the shares of common stock and vote together with the shares of common stock on all matters. The Company is presently negotiating with the remaining shareholders of Kraft Rt. to acquire their interest in Kraft Rt. The Company cannot provide any guarantee that it will be able to enter into agreements with the remaining shareholders of Kraft Rt.

The closing of the acquisition of Kraft Rt. is expected to occur no later than 45 days from the completion and delivery to the Company of the Kraft Rt. audited financial statements for the year ended December 31, 2005 by Kraft Rt. Prior to closing, all closing conditions must be satisfied including, but not limited to, the satisfaction of various material liabilities and the closing of a financing in the minimum amount of $6,000,000 by the Company. No material relationship exists between the shareholders of Kraft Rt. and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

Kraft Rt. is an equipment manufacturing company headquartered in Budapest, Hungary engaged in the design, development and manufacturing of vacuum based production and quality control equipment used in several hi-tech industries. Kraft Rt. is presently focusing its efforts on the development of its manufacturing business relating to the production of thin film based photovoltaic modules.

Private Placement

On March 16, 2006, the Company entered into a financing arrangement with several investors (the "March Investors") for the sale of (i) $1,235,000 in notes (the "Notes"), (ii) 617,500 shares of common stock of the Company (the "Shares") and
(iii) common stock purchase warrants to purchase 617,500 shares of common stock at $1.20 price per share for a period of five years (the "Warrants").

The Notes are interest free and mature on the earlier of (i) March 16, 2009 or
(ii) the Company closing on a financing in the aggregate amount of $12,000,000. We have granted the March Investors piggy back registration rights with respect to the Shares and the shares of common stock underlying the Warrants.

The sale of the Notes was completed on March 16, 2006. As of the date hereof, the Company is obligated on $1,235,000 in face amount of Notes issued to the March Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The Notes, Shares and Warrants were offered and sold to the March Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the March Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Term Loan


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The Company loaned $1,000,000 to Kraft Rt. on March 16, 2006. The proceeds loaned to Kraft Rt. were generated from the sale of the Notes to the March Investors. The loan to Kraft Rt. is evidenced by a promissory note that is due by Mach 16, 2007 that incurs interest in the amount of 10% per annum. The loan is secured by shares of Kraft Rt. pledged by Zoltan Kiss, a director of Kraft Rt. The shares of Kraft Rt. pledged by Mr. Kiss represent 20% of the total outstanding of Kraft Rt.

Item 9.01      Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

4.1               Form of Note issued on March 16, 2006

4.2               Form of Warrant issued on March 16, 2006

10.1 Securities Purchase Agreement dated March 16, 2006 by and between the Company, Kraft Rt., Zoltan Kiss and Dr. Laszlo Farkas

10.2 Securities Purchase Agreement dated March 20, 2006 by and between the Company, Kraft Rt., Nagyezsda Kiss, Joseph Gregory Kiss, Maria Gabriella Kiss and Gyula Winkler

10.3              Secured Promissory Note made by Kraft Rt. dated September 28,
                  2005

10.4 Security Interest and Pledge Agreement entered by and between American United Global, Inc., Kraft Rt. and Zoltan Kiss.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               American United Global, Inc.


                               By:    /s/ Robert Rubin
                               -----------------------------
                               Name:  Robert Rubin
                               Title: Chief Executive Officer

Date:       March 23, 2006
            Somers, New York


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